Exhibit 10.30

SIXH AMENDMENT TO AGREEMENT RS-486/82 BY AND BETWEEN COPESUL – COMPANHIA PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL – COMPANHIA PETROQUÍMICA DO SUL, headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico do Sul, Triunfo/RS CEP 95853-000, enrolled with the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, hereinafter referred to as COPESUL, herein represented pursuant to its Bylaws by its Directors ROGéRIO AFFONSO DE OLIVEIRA and BRUNO ALBUQUERQUE PIOVESAN; and

OPP QUÍMICA S.A., with its plant located at BR-386 Rodovia Tabaí/Canoas Km. 419, Via do Contorno No. 1216, III Pólo Petroquímico, Passo Raso, Triunfo/RS, enrolled with the Ministry of Finance National Roll of Corporate Taxpayers under # 16.313.363/00007-02, herein referred to as OPP, herein duly represented pursuant to its Bylaws by its Director OSVALDO URDANIZ DEIRO and Attorney-in-Fact GUILHERME GUARAGNA

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Raw Material (Ethylene and Propylene) dated December 8th, 1982, in accordance with the terms and conditions described below.

CLAUSE ONE – PURPOSE

1.1-	This Amendment aims at amending the name of the buyer and revising the description of the products supplied by COPESUL and the technical rule for the measurement of such products.

CLAUSE TWO – CORPORATE NAME

2.1.1-	The buyer POLIOLEFINAS S.A. – CNPJ # 62.336.946/0007-76, was merged into OPP POLIETILENOS S.A. – CNP # 16.313.363/0001-17, with headquarters at Rua Eteno No. 1582, in the city of Camaçari-BA, and was declared extinct by means of the merger transaction, in accordance with the applicable extraordinary general shareholders’ meeting.

2.1.2-	As of February 8, 2001, the company OPP POLIETILENOS S.A. will be called OPP QUÍMICA S.A., in accordance with item 11, page 10, of the minutes of the extraordinary general shareholders’ meeting held on December 29, 2000, and will be the successor of OPP POLIETILENOS S.A. in all rights and obligations under this agreement.

CLAUSE THREE – QUALITY AND MEASUREMENT

3.1-	The description of the ethylene and propylene polymer grade products described in Attachment C to this agreement and in force as of March 13, 2001, and the technical rule for measurement of such products described in Attachment C to this agreement and in force as of September 24, 1998, are hereby replaced.

CLAUSE FOUR – MISCELLAENOUS

4.1-	The following documents and respective attachments thereto shall be part of this amendment:

Attachment 1 –	Copy of the minutes of the extraordinary general shareholders’ meeting held on September30, 1996, published in the Official Gazette of the State of Bahia (Diário Oficial do Estado da Bahia) on November 22, 1996;

Attachment 2 –	Copy of the summary of the minutes of the extraordinary general shareholder’s meeting held on December 29, 2000, registered with the Trade Board of the State of Bahia under No. 96294674, protocol 0101845111, on February 1, 2001;

Attachment 3 –	Copy of the Legal Entity Identity Card – CNPJ;

Attachment 4 –	Copy of the card evidencing registration with the tax authorities of the State of Bahia –CAD ICMS;

Attachment 5 –	Description EPR-4.3-000-001 – Revision 4 – Ethylene;

Attachment 6 –	Description EPR 4.3-000-002 – Revision 5 – Propylene Polymer Grade;

Attachment 7 –	Notes of the Meeting of the technical group responsible for the Expansion Projects dated March 9 and 26, 1999;

Attachment 8 –	Rule N-IS-001 – Revision 8 – General Rule for the Measurement of COPESUL’S Petrochemical Products and Utilities to be used in connection with the plants of Pólo Petroquímico do Sul.

IN WITNESS WHEREOF, the parties cause this document to be duly signed in two (02) copies with two (02) pages each, of identical form and substance and for a single effect, in the presence of the undersigned witnesses, for all legal purposes.

Triunfo, May 22, 2001

COPESUL – COMPANHIA PETROQUÍMICA DO SUL

[signature]	[signature]

ROGÉRIO AFFONSO DE OLIVEIRA Director Taxpayer Card # 164.896.160-68	BRUNO ALBUQUERQUE PIOVESAN Director Taxpayer Card # 228.982.800-97

POLIOLEFINAS S/A

[signature]	[signature]

OSVALDO URDANIZ DEIRO Director Taxpayer Card # 157.224.900-59	GUILHERME GUARAGNA Attorney-at-Fact Taxpayer Card # 290.128.130-34

WITNESS

[signature]	[signature]

Name:KARIM MADALENA HANS Taxpayer Card # 483.328.280-15	Name: Claudio Fernandez Reinert Taxpayer Card # 262.722.100-00